EXHIBIT 17(a)

FORM OF PROXY CARDS

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)          Read the Proxy Statement and have the proxy card below at hand.
2)         Go to website www.proxyvote.com
3)          Follow the instructions provided on the website.

To vote by Telephone

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Call 1-800-690-6903
3)          Follow the instructions.

To vote by Mail

1)          Read the Proxy Statement.
2)          Check the appropriate boxes on the proxy card below.
3)          Sign and date the proxy card.
4)          Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000		KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
BERWYN FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Fund, a series of Investment Managers Series Trust (the “IMST Fund”), to the Berwyn Fund, a newly created series of The Chartwell Funds (the “Acquiring Fund”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the IMST Fund.
		☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

M00000-P00000
PROXY	PROXY
INVESTMENT MANAGERS SERIES TRUST

BERWYN FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2017

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the “Trust”), on behalf of the Berwyn Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Joy Ausili and Rita Dam (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1:00 p.m. Pacific time, on June 5, 2017, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting.  Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY
PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Go to website www.proxyvote.com
3)          Follow the instructions provided on the website.

To vote by Telephone

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Call 1-800-690-6903
3)          Follow the instructions.

To vote by Mail

1)          Read the Proxy Statement.
2)          Check the appropriate boxes on the proxy card below.
3)          Sign and date the proxy card.
4)          Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000		KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
BERWYN INCOME FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Income Fund, a series of Investment Managers Series Trust (the “IMST Fund”), to the Berwyn Income Fund, a newly created series of The Chartwell Funds (the “Acquiring Fund”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the IMST Fund.
		☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

M00000-P00000
PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

BERWYN INCOME FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2017

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the “Trust”) on behalf of the Berwyn Income Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Joy Ausili and Rita Dam (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1:00 p.m. Pacific time, on June 5, 2017, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting.  Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY
PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Go to website www.proxyvote.com
3)          Follow the instructions provided on the website.

To vote by Telephone

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Call 1-800-690-6903
3)          Follow the instructions.

To vote by Mail

1)          Read the Proxy Statement.
2)          Check the appropriate boxes on the proxy card below.
3)          Sign and date the proxy card.
4)          Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000		KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
BERWYN CORNERSTONE FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Berwyn Cornerstone Fund, a series of Investment Managers Series Trust (the “IMST Fund”), to the Chartwell Mid Cap Value Fund, a newly created series of The Chartwell Funds (the “Acquiring Fund”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the IMST Fund.
		☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

M00000-P00000
PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

BERWYN CORNERSTONE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2017

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the “Trust”) on behalf of the Berwyn Cornerstone Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Joy Ausili and Rita Dam (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1:00 p.m. Pacific time, on June 5, 2017, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting.  Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY
PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Go to website www.proxyvote.com
3)          Follow the instructions provided on the website.

To vote by Telephone

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Call 1-800-690-6903
3)          Follow the instructions.

To vote by Mail

1)          Read the Proxy Statement.
2)          Check the appropriate boxes on the proxy card below.
3)          Sign and date the proxy card.
4)          Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000		KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
CHARTWELL SHORT DURATION HIGH YIELD FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Chartwell Short Duration High Yield Fund, a series of Investment Managers Series Trust (the “IMST Fund”), to the Chartwell Short Duration High Yield Fund, a newly created series of The Chartwell Funds (the “Acquiring Fund”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the IMST Fund.
		☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

M00000-P00000
PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

CHARTWELL SHORT DURATION HIGH YIELD FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2017

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the “Trust”) on behalf of the Chartwell Short Duration High Yield Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Joy Ausili and Rita Dam (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1:00 p.m. Pacific time, on June 5, 2017, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting.  Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY
PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Go to website www.proxyvote.com
3)          Follow the instructions provided on the website.

To vote by Telephone

1)          Read the Proxy Statement and have the proxy card below at hand.
2)          Call 1-800-690-6903
3)          Follow the instructions.

To vote by Mail

1)          Read the Proxy Statement.
2)          Check the appropriate boxes on the proxy card below.
3)          Sign and date the proxy card.
4)          Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000		KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY
CHARTWELL SMALL CAP VALUE FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Chartwell Small Cap Value Fund, a series of Investment Managers Series Trust (the “IMST Fund”), to the Chartwell Small Cap Value Fund, a newly created series of The Chartwell Funds (the “Acquiring Fund”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the IMST Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the IMST Fund, followed by (ii) the liquidating distribution by the IMST Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the IMST Fund.
		☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at www.proxyvote.com.

M00000-P00000
PROXY	PROXY

INVESTMENT MANAGERS SERIES TRUST

CHARTWELL SMALL CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 2017

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the “Trust”) on behalf of the Chartwell Small Cap Value Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies Joy Ausili and Rita Dam (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1:00 p.m. Pacific time, on June 5, 2017, at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting.  Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY
PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD